Investor Presentation Third Quarter 2020

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. By their nature, forward- looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including its impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent Form 10-Q and Form 8-K filings made with the SEC, under the caption “Risk Factors.” These risks may also be further heightened by the continued impact of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

Company Overview(1) • A commercial real estate finance company established in early 2015, initially part of Two Harbors Investment Corp. (NYSE: TWO), spun out in June 2017 with a concurrent IPO • Senior CRE leadership team with decades of lending experience across economic, credit and interest rate cycles • Investment strategy focused on direct origination of floating- rate, senior commercial real estate loans secured by institutional-quality, transitional properties • $4.7 billion(2) nationwide investment portfolio well- diversified across markets and property types • Conservatively managed balance sheet with moderate leverage, a well-balanced financing profile and over $930 million of equity capital • Member of the S&P 600 Small Cap index • Currently externally managed by Pine River Capital Management L.P., a diversified alternative asset manager(3) (1) Except as otherwise indicated in this presentation, reported data is as of, or for the period ended, September 30, 2020. 3 (2) Includes maximum loan commitments. Outstanding principal balance of $4.1 billion. (3) On October 12, 2020, we entered into a definitive agreement with our external manager to internalize our management function, to be effective December 31, 2020.

Granite Point Investment Highlights EXPERIENCED AND ▪ Each senior CRE team member has over 20 years of experience in the commercial real estate debt CYCLE-TESTED markets. Includes extensive background in investment management and structured finance SENIOR CRE TEAM ▪ Broad and long-standing direct relationships within the commercial real estate lending industry ATTRACTIVE AND ▪ The U.S. CRE lending markets continue to offer an enduring opportunity for specialty finance SUSTAINABLE companies, who’s role is anticipated to expand over time MARKET OPPORTUNITY ▪ Senior floating rate loans remain an attractive value proposition ▪ Nationwide lending program targeting income-producing, institutional-quality properties and high DIFFERENTIATED quality, experienced sponsors across the top 25 and, generally, up to the top 50 MSAs DIRECT ▪ Approximately 42% of the investment portfolio is located in the top 5 MSAs ORIGINATION PLATFORM ▪ Fundamental, value-driven investing, combined with credit intensive underwriting and focus on cash flow, as key underwriting criteria (1) HIGH CREDIT ▪ Portfolio with total loan commitments of $4.7 billion, a weighted average stabilized LTV of 63.6% and (2) QUALITY weighted average all-in yield at origination of LIBOR + 4.18% INVESTMENT ▪ Well-diversified across property types, geographies and sponsors with 99% invested in senior loans PORTFOLIO ▪ Attractive cash flow profile ▪ Moderate level of balance sheet leverage and a well-diversified financing mix including CLO DIVERSIFIED securitizations, senior secured credit facilities and senior unsecured convertible notes FINANCING PROFILE ▪ Emphasis on term-matched, non-recourse and non-mark-to-market types of financing such as CLO securitizations and certain types of credit facilities (1) See footnote (5) on p .29. (2) See footnotes (2) and (3) on p. 29. 4

Company Update • On October 10, 2020, entered into an Internalization Agreement with our manager pursuant to which we will internalize our management function effective as of December 31, 2020 ▪ Defensively positioned portfolio comprised of 99% senior first mortgage loans with no exposure to securities; weighted average initial LTV of 66.3%(1) means sponsors have significant equity in their properties PORTFOLIO ▪ No loan impairments or non-accruals as of September 30, 2020 CREDIT ▪ Strong collections of debt service in Q3 and October with over 99% of borrowers making their payments in QUALITY accordance with loan agreements(2) ▪ Active and constructive dialogue with borrowers who own properties impacted by the COVID-19 pandemic, providing short-term relief so they can sustain their business through temporary disruptions ▪ Substantially enhanced liquidity and financial flexibility through the $300 million strategic financing commitment in the form of five-year term loan facilities with an initial draw of $225 million(3) ▪ Ongoing proactive and constructive dialogue with our lenders regarding creating greater balance sheet stability and flexibility through potential additional margin call holidays and other arrangements FINANCING ▪ Facilities are generally term-matched, with most having no capital markets mark-to-market conditions ▪ De-levered 100% of hotel, and almost all retail, loans financed with repurchase facilities ▪ No corporate debt maturity before December 2022 ▪ Current liquidity of approximately $325 million(4); option to borrow an additional $75 million in proceeds under the term loan facilities through September 2021 LIQUIDITY ▪ Through November 9, 2020, funded approximately $18.1 million of commitments on the existing loan portfolio; no new loan commitments ▪ In Q4 realized approximately $158.2 million of loan repayments through November 9, 2020 (1) See footnote (4) on p. 29. 5 (2) Includes loan modifications. (3) Gross proceeds before deduction of transaction-related expenses. (4) As of November 6, 2020.

Commercial Real Estate Market Overview

Market Environment PORTFOLIO TURNOVER AND PROPERTY SALES GENERATE HIGH DEMAND FOR L OANS Over $2.0 trillion of loans maturing over the next 5 Sale transaction volume rebounded strongly following the years(1) global economic crisis(2) $500 $700 $400 $300 $600 U.S. Investors $200 Foreign $ in billions $500 $100 $- 2020 2021 2022 2023 2024 $400 Banks CMBS Life Cos Other $300 HOLDERS OF CRE DEBT (3) $200 Other 11.6% $100 GSE 8.2% $- Life Cos Banks 12.2% 51.0% CMBS 17.0% Total CRE Debt: ~$3 trillion 7 (1) Source: MS, Trepp LLC and Federal Reserve Bank, dated as of June 30, 2020. (2) Source: Real Capital Analytics. Data from December 31, 2001 to December 31, 2019. (3) Source: Federal Reserve Bank, Second Quarter 2020 Flow of Funds.

Investment Strategy and Origination Platform

Investment Philosophy OUR TEAM HAS DEVELOPED A SUCCESSFUL INVESTMENT PHILOSOPHY THAT HAS BEEN TESTED THROUGH SEVERAL ECONOMIC, INTEREST RATE AND REAL ESTATE CYCLES • Long-term, fundamental, value-driven investing philosophy; focus on relative value • Emphasize selectivity and diversification • Prioritize income-producing, institutional-quality properties and experienced owners/sponsors • Cash flow is a key underwriting metric • Intensive diligence with a focus on bottom-up underwriting of property fundamentals • Avoid “sector bets” and “momentum investments” • The property is our collateral; the loan is our investment 9

Investing in Primary & Secondary Markets(1) PRIMARY AND SECONDARY MARKETS CONTINUE TO OFFER ATTRACTIVE INVESTMENT CHARACTERISTICS ALIGNED WITH OUR INVESTMENT THESIS • We target the top 25 and, generally, up to the top 50 MSAs, searching for value nationwide • We actively participate in the top 5 markets, which are large and more liquid • The next tier of MSAs also offers compelling investment opportunities • Sponsorship, business plan and loan terms all matter as much as geographical market (2) Annual Sale Transaction Volume ($bn) Capitalization Rates(3) Markets 1-5 Markets 6-25 Markets 1-5 Markets 6-25 Differential $300 10.0% 1.4% $250 9.0% 1.2% $200 8.0% 1.0% 7.0% 0.8% $150 6.0% 0.6% $100 5.0% 0.4% $50 4.0% 0.2% $- 3.0% 0.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 4Q07 1Q19 1Q01 4Q01 3Q02 2Q03 1Q04 4Q04 3Q05 2Q06 1Q07 3Q08 2Q09 1Q10 4Q10 3Q11 2Q12 1Q13 4Q13 3Q14 2Q15 1Q16 4Q16 3Q17 2Q18 4Q19 3Q20 (1) As used in this presentation, primary markets are the top 5 MSAs and secondary markets are MSAs 6 and above. (2) Source: Real Capital Analytics. Data from 2001 through December 31, 2019. 10 (3) Source: Real Capital Analytics. Data from the first quarter of 2001 through September 30, 2020.

Investment Strategy Overview INVESTMENT STRATEGY PRIMARY VS SECONDARY MARKETS • Focus on generating stable and attractive • Active lender in both the primary and secondary earnings while maintaining a conservative risk markets profile • Direct origination of senior loans funding: • Property acquisitions • Refinancings • Recapitalizations / restructurings PORTFOLIO BY MSA(1) • Repositioning and renovation • Asset-by-asset portfolio construction focused on: • Relative value across property types and markets 26+, 28% stressing geographic diversity 1-5, 42% • Relative value within the capital structure 6-25, 30% • Comprehensive, “bottom-up” underwriting of property and local market fundamentals (1) As defined by the U.S. Census Bureau. 11

Target Investments PRIMARY TARGET INVESTMENTS • Floating rate senior loans secured by income-producing U.S. commercial real estate • Loans of $25 million to $150 million (averaging $35-40 million) • Institutional-quality properties located in the primary and secondary markets • Secured by major property types (office, apartment, industrial, retail, hospitality) • High quality, experienced sponsors with transitional business plans that may include capital improvements and / or lease-up • Stabilized LTVs(1) generally ranging from 55% to 70% • Loan yields generally ranging from LIBOR + 3.0% to 4.0% SECONDARY TARGET INVESTMENTS • Subordinated interests (or B-notes), mezzanine loans, debt-like preferred equity and real estate-related securities secured by comparable properties with similar business plans (1) See footnote (5) on p. 29. 12

Investment Strategy Targeting Senior Loans SENIOR FLOATING RATE LOANS PROVIDE EXPOSURE TO COMMERCIAL REAL ESTATE SECTOR THROUGH A DE-RISKED POSITION WITHIN A PROPERTY'S CAPITAL STRUCTURE • Our senior loans are senior to our borrower’s ILLUSTRATIVE PROPERTY CAPITAL STRUCTURE significant equity investment LTV • The borrower’s equity investment usually provides a cushion of 25-35% of property value Financing • Our focus on direct originations and intensive 52% Facility Advance credit underwriting allows us to craft loan $52 million structural features designed to protect our GPMT downside Senior Loan $65 million • Income generated by the property provides cash flow coverage to our loan investments GPMT Equity 65% Investment $13 million Borrower’s Equity $35 million 100% $100 million 13

Origination Platform Overview OUR ORIGINATION APPROACH PRODUCES A LARGE UNIVERSE OF OPPORTUNITIES FROM WHICH WE CAN SELECT THE MOST ATTRACTIVE INVESTMENTS FOR OUR PORTFOLIO RELATIONSHIPS PORTFOLIO SINCE INCEPTION(1) • Extensive and longstanding direct relationships with a wide array of private equity firms, funds, REITs and national, regional and local private owner/operators, brokers and co-lenders PROCESS • A highly-disciplined sourcing, screening and underwriting process RESULTS • Our team’s reputation as a reliable counterparty has contributed to multiple investment opportunities with repeat borrowers We believe that credibility, reliability and reputation drive repeat business and fuel our success as an originator (1) Portfolio principal balance as of December 31, 2015, December 31, 2016, December 31, 2017, December 31, 2018, December 31, 2019, and September 30,2020. 14

Credit Culture Based on Key Principles OUR CREDIT CULTURE HAS BEEN DEVELOPED AND NURTURED OVER OUR SENIOR CRE TEAM’S LONG TENURE IN COMMERCIAL REAL ESTATE DEBT MARKETS • Portfolio construction on a loan-by-loan basis with each investment standing on its own merits and adhering to our overall credit culture Rigorous Structuring Underwriting ▪ Legal document ▪ Property diligence • Significant amount of resources are ▪ Markets ▪ Loan structure committed upfront to ensure ▪ Sponsor ▪ Lender rights ▪ Business plan comprehensive underwriting and structuring • Team originating a loan remains Asset Management responsible for monitoring and managing ▪ Accountability for loan that investment until capital is repaid performance ▪ Proactive monitoring ▪ Borrower dialogue 15

Portfolio Overview

Investment Portfolio as of September 30, 2020 • High quality, well-diversified portfolio comprised of 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.6%(3) KEY PORTFOLIO STATISTICS PROPERTY TYPE(1) GEOGRAPHY Industrial, Other, Outstanding 6.2% 1.0% $4,072.8m Retail, Principal Balance 8.4% Southeast, 16.4% Northeast, 26.8% Total Loan Hotel, Office, $4,669.2m 16.2% 44.2% Midwest, Commitments 18.0% Southwest, Multifamily, 20.6% Number of 24.0% West, 110 18.2% Investments Average UPB ~$37.0m COUPON STRUCTURE INVESTMENT TYPE Weighted Average Yield at L + 4.18% Origination(2) Floating, Weighted 98.4% Senior Loans, 99.3% Average Stabilized 63.6% LTV(3) Weighted Average 3.1 years Subordinated Original Maturity Fixed, 1.6% Loans, 0.7% (1) Includes mixed-use properties. 17 (2) See footnote (2) and (3) on p. 29. (3) See footnote (5) on p. 29.

Investment Portfolio LIBOR Floors WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE 3.0% 45.0% 40.3% 40.0% 2.5% 35.0% 30.5% 30.0% 2.0% 25.0% 18.2% 20.0% 1.5% % Portfolio of Month Month U.S. LIBOR - 1 15.0% 10.0% 1.0% 5.1% 5.0% 2.6% 3.3% 0.5% 0.0% 2015 2016(1) 2017 2018 2019 2020 % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor (1) Reflects changes to LIBOR floors arising from loan modifications in prior periods. 18

Case Studies(1) • $102 million floating rate, first • $52 million floating rate, first • $28 million floating rate, first mortgage loan secured by a 918- mortgage loan secured by a mortgage loan secured by a unit garden style apartment 138,914 SF industrial property in 121,386 SF Class B+ office building in Des Plaines, IL The Bronx, NY building in Glendale, CA • Well-located in the Chicago • Well-located last mile industrial • Well located, institutional quality submarket, north of O’Hare airport, asset, suited for cold storage asset in strong office market in an infill location • Acquisition transaction sourced • Sponsor is a global private equity • Sponsor is a top-tier multifamily through an existing GPMT firm and a repeat borrower of GPMT owner/operator relationship 19 (1) For illustrative purposes only.

Financial Highlights

Third Quarter 2020 Highlights ▪ GAAP net loss of ($24.7) million, or ($0.45) per basic share, inclusive of ($43.7) million, or ($0.79) per basic share, of one-time restructuring charges related to the internalization process(1) FINANCIAL ▪ Core Earnings(2) of $15.0 million, or $0.27 per basic share, excluding the one-time restructuring charges SUMMARY ▪ Book value of $16.93 per common share, inclusive of ($1.47) per common share related to the allowance for credit losses; declared a dividend of $0.20 per common share ▪ Realized prepayments and principal amortization of $209.2 million in UPB, including two CRE securities positions, totaling $24.5 million, that were repaid at par PORTFOLIO ▪ Sold 6 loans with an aggregate principal amount of approximately $191.4 million resulting in ACTIVITY approximately $10.0 million realized loss on sale ▪ Funded $54.5 million of existing loan commitments ▪ Principal balance of $4.1 billion and $4.7 billion in total commitments PORTFOLIO ▪ 99% senior first mortgage loans and over 98% floating rate; no exposure to securities OVERVIEW ▪ Weighted average stabilized LTV of 63.6%(3) and weighted average yield at origination of LIBOR + 4.18%(4) ▪ Office, multifamily and industrial assets represent over 74% of the investment portfolio ▪ Ended Q3 with over $353 million in cash on hand ▪ Over $1.5 billion of borrowings is non-mark-to-market, including two CLOs, an asset-specific financing LIQUIDITY & facility, senior secured term loan facilities and senior unsecured convertible bonds CAPITALIZATION ▪ Closed a strategic financing commitment of up to $300 million, in the form of five-year senior term loan facilities and 6.066 million warrants to purchase GPMT common stock(5) ▪ Arranged a short-term $54.1 million increase in borrowings on the J.P Morgan financing facility (1) On October 10, 2020, we entered into an internalization agreement with our manager, pursuant to which we will internalize our management function, effective as of 11:59 p.m. on December 31, 2020. (2) Core Earnings is a non-GAAP measure. See slide 11 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information. (3) See footnote (5) on p. 29. 21 (4) See footnote (2) and (3) on p. 29. (5) 1.516 million warrants are subject to vesting depending on future draws of the term loan facilities pursuant to the term of the facilities.

Third Quarter 2020 Earnings Summary SUMMARY INCOME STATEMENT GAAP NET LOSS TO CORE EARNINGS RECONCILIATION(1) ($ IN MILLIONS, EXCEPT PER SHARE DATA) ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $33.8 GAAP Net Loss $(24.7) Realized (loss) on sale of loans held- $(10.0) Adjustments: for-sale Provision for Credit Losses $5.3 Provision for Credit Losses $(5.3) Other Income $0.6 Non-Cash Equity Compensation $1.3 Operating Expenses $(54.4) Restructuring Charges $43.7 GAAP Net Loss $(24.7) Core Earnings $15.0 Wtd. Avg. Basic Common Shares 55, 205,082 Wtd. Avg. Basic Common Shares 55,205,082 Net Income Loss Per Basic Share $(0.45) Core Earnings Per Basic Share $0.27 Dividend Per Share $0.20 (1) We use Core Earnings to evaluate our performance excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan activity and operations. Core Earnings is a measure that is not prepared in accordance with GAAP. For reporting purposes, we define Core Earnings as net income (loss) attributable to our stockholders computed in accordance with GAAP, excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or loss or in net income for such period) and (iv) certain non-cash items and one-time expenses. Core Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. We believe providing Core Earnings on a supplemental basis to our net income (loss) and cash flow 22 from operating activities as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of our business. Although our management agreement requires us to calculate the incentive and base management fees due to our manager using Core Earnings before our incentive fee expense, we report Core Earnings after our incentive fee expense because we believe the latter is a more meaningful presentation of the economic performance of our common stock.

Financing & Liquidity as of September 30, 2020 SUMMARY BALANCE SHEET FINANCING SUMMARY ($ IN MILLIONS, EXCEPT PER SHARE DATA) ($ IN MILLIONS) Total Outstanding Wtd. Avg Cash $353.7 Capacity Balance Coupon(4) Repurchase Investment Portfolio, net $3,978.9 $2,354.1(2) $1,850.8 L+2.12% Agreements(1) Repurchase Agreements $1,850.8 Securitized (CLO) $928.6 L+1.64% Debt Securitized (CLO) Debt $928.6 Senior Term Loan $300.0 $205.6 8.00% Facilities(3) Senior Term Loan Facilities(5) $205.6 Asset-Specific $150.0 $123.1 L+1.78% Financing Asset-Specific Financing $123.1 Convertible Debt $270.8 5.98% Convertible Debt $270.8 Total Borrowings $3,378.9 Stockholders’ Equity $934.5 Stockholders’ Equity $934.5 Common Stock Outstanding 55,205,082 Total Leverage(6) 3.2x Book Value Per Common Share $16.93 Recourse Leverage(7) 2.2x (1) Includes all loan repurchase agreements. (2) Includes option to be exercised at the company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Wells Fargo facility from $275 million to up to $350 million. (3) Includes an option to draw up to an additional $75 million of proceeds on a delayed draw basis under the secured term loan credit agreement during the sixth-month period after September 25, 2020, which period may be extended for an additional six months upon payment of an extension fee. 23 (4) Does not include fees and other transaction related expenses. (5) Net outstanding balance after deduction of transaction related expenses and warrants. (6) Defined as total borrowings, less cash, divided by total equity. (7) Defined as recourse debt, less cash, divided by total equity.

Summary of Investment Portfolio Original Maximum Loan Principal Carrying Cash All-in Yield at Maturity Stabilized ($ in millions) Commitment Balance Value Coupon(1) Origination(2) (Years) Initial LTV(4) LTV(5) Senior Loans $4,642.3 $4,045.9 $3,953.7 L + 3.50% L + 4.16% 3.1 66.1% 63.7% Subordinated Loans 26.9 26.9 25.2 L + 9.50% L + 9.84% 8.2 55.8% 49.8% Total Weighted/Average $4,669.2 $4,072.8 $3,978.9 L + 3.51% L + 4.18%(3) 3.1 66.0% 63.6% (1) See footnote (1) on p. 29. (2) See footnote (2) on p. 29. (3) See footnote (3) on p. 29. 24 (4) See footnote (4) on p. 29. (5) See footnote (5) on p. 29.

Diversified Capital Sources WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE ▪ Outstanding borrowings of $1.9 billion across LEVERAGE REPURCHASE 5 large institutional lenders 4.0x FACILITIES ▪ Weighted average advance rate of 72.3% 3.2x 3.0x ▪ $928.6 million of fully term-matched, non- 2.2x CRE CLOs(1) recourse and non-mark-to-market financing 2.0x CONVERTIBLE ▪ $143.8 million due December 2022 1.0x SENIOR NOTES(1) 9/30/2020 ▪ $131.6 million due October 2023 (3) (4) Recourse Leverage Total Leverage ASSET-SPECIFIC ▪ $150 million non-mark-to-market financing FINANCING MIX(5) FINANCING facility; $123 million outstanding balance Senior Term Loan Asset Specific Facilities ▪ $225 million senior term loan facilities due in Convertible SENIOR TERM 2025; option to borrow an additional $75 Notes LOAN FACILITIES(2) million through September 2021 Repurchase CLOs Facilities STOCKHOLDERS’ ▪ Over $930 million of equity capital EQUITY (1) Outstanding principal balance excluding deferred debt issuance costs. (2) Includes an option to draw up to an additional $75 million of proceeds on a delayed draw basis under the secured term loan credit agreement during the sixth-month period after September 25, 2020, which period may be extended for an additional six months upon payment of an extension fee. Please note $225 million is outstanding principal balance excluding deferred debt issuance costs. (3) Defined as recourse debt, less cash, divided by total equity. 25 (4) Defined as total borrowings, less cash, divided by total equity. (5) Outstanding balance as of September 30, 2020.

Appendix

Third Quarter 2020 Earnings and Book Value

- GAAP earnings were affected by ($43.7) million, or ($0.79) per basic share, of restructuring charges related to the internalization process and ($10.0) million, or ($0.18) per basic share, of realized loss on loan sales, offset by a reversal of allowance for loan losses of $5.3 million, or $0.09 per basic share, related to repayments and loan sales
- Third quarter book value reflects distributions to common stockholders related to the recent reinstatement of our common stock dividend in Q3 of $0.20 per common share and ($1.47) per common share related to the allowance for credit losses

CORE EARNINGS RECONCILIATION[1]	$ In Millions	Per Share
Pre-Provision GAAP Earnings	$(30.0)	$(0.54)
Provision for Credit Losses (CECL Impact)	$5.3	$0.09
GAAP Net Loss	**$(24.7)**	**$(0.45)**
Adjustments:		
Non-Cash Equity Compensation	$1.3	$0.02
Provision for Credit Losses	$(5.3)	$(0.09)
Restructuring Charges	$43.7	$0.79
Core Earnings[1]	**$15.0**	**$0.27**



BOOK VALUE
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$17.47
$(0.54)
$0.09
$(0.20)
$0.11
$16.93
6/30/2020
Pre-Prevision GAAP Earnings
Provision for Credit Losses
Dividend Decleration
Other(2)
9/30/2020

(1) Core Earnings is a non-GAAP measure. See slide 21 for a definition of Core Earnings and a reconciliation of GAAP to non-GAAP financial information.
(2) Includes issuance of warrants, which includes the impact of approximately $0.08 per common share.

27

Impact of Adoption and Implementation of CECL • Overall allowance for credit losses of $80.7 million, of which $7.4 million is related to future funding obligations and recorded in other liabilities, largely reflects an updated macroeconomic forecast that indicates continued impact of the COVID-19 pandemic • Loans reported on the balance sheet net of the allowance for credit losses ($ in thousands) At Adoption At 3/31/20 At 6/30/20 At 9/30/20 ($ in thousands) Q3 2020 ASSETS Change in provision for credit losses on: Loans and $4,257,086 $4,338,392 $4,391,281 $4,052,201 Loans held-for- securities $3,371 investment Allowance for Available-for-sale $(16,692) $(64,274) $(77,904) $(73,339) $256 credit losses securities Held-to-maturity Carrying Value $4,240,394 $4,274,118 $4,313,377 $3,978,862 $938 securities LABILITIES Other liabilities $735 Other liabilities $1,780 $7,534 $8,109 $7,374 Total provision for impact(1) $5,300 credit losses STOCKHOLDERS’ EQUITY Cumulative $(18,472) $(71,808) $(86,013) $(80,713) earnings impact Per share impact ($0.34) $(0.97) $(0.26) $0.09 (1) Represents expected loss on unfunded loan commitments. 28

Investment Portfolio Detail

($ in millions)	Type	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon[(1)]	All-in Yield at Origination[(2)]	Original Maturity (Years)	State	Property Type	Initial LTV[(4)]	Stabilized LTV[(5)]
Asset 1	Senior	07/18	$127.4	$110.8	$108.1	L + 3.34%	L + 4.27%	2.0	CA	Retail	50.7%	55.9%
Asset 2	Senior	12/15	120.4	120.4	117.8	L + 3.65%	L + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 3	Senior	10/19	120.0	88.8	86.7	L + 3.24%	L + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 4	Senior	12/19	101.6	84.2	82.7	L + 2.75%	L + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 5	Senior	08/19	100.3	85.1	83.9	L + 2.80%	L + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 6	Senior	07/19	94.0	72.6	70.9	L + 3.69%	L + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 7	Senior	06/19	92.7	70.6	68.1	L + 3.45%	L + 3.88%	3.0	TX	Hotel	56.1%	48.1%
Asset 8	Senior	12/18	92.0	59.7	58.9	L + 3.75%	L + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 9	Senior	10/19	87.8	66.2	64.5	L + 2.55%	L + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 10	Senior	05/17	86.8	82.6	82.0	L + 3.50%	L + 4.82%	4.0	MA	Office	71.3%	71.5%
Asset 11	Senior	01/20	81.9	50.5	49.6	L + 3.25%	L + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 12	Senior	06/19	80.8	80.3	79.4	L + 2.69%	L + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 13	Senior	09/19	75.6	70.4	69.7	L + 3.07%	L + 3.58%	3.0	NY	Multifamily	62.7%	67.1%
Asset 14	Senior	10/19	75.4	75.4	71.2	L + 3.36%	L + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 15	Senior	10/17	74.8	53.9	52.4	L + 4.07%	L + 4.47%	4.0	DC	Office	67.0%	66.0%
Assets 16-110	Various	Various	3,257.7	2,901.3	2,833.0	L + 3.61%	L + 4.28%	3.2	Various	Various	67.1%	63.7%
Total/Weighted Average			**$4,669.2**	**$4,072.8**	**$3,978.9**	**L + 3.51%**	**L + 4.18%[(3)]**	**3.1**			**66.0%**	**63.6%**

(1) Cash coupon does not include origination or exit fees.
(2) Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications.
(3) Calculations of all-in weighted average yield at origination exclude fixed rate loans.
(4) Initial loan-to-value ratio (LTV) is calculated as the initial loan amount (plus any financing that is *pari passu* with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal.
(5) Stabilized LTV is calculated as the fully funded loan amount (plus any financing that is *pari passu* with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.

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Condensed Balance Sheets GRANITE POINT MORTGAGE TRUST INC. September 30, December 31, CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share data) 2020 2019 ASSETS (unaudited) Loans held-for-investment $ 4,052,201 $ 4,226,212 Allowance for credit losses (73,339) — Loans held-for-investment, net 3,978,862 4,226,212 Available-for-sale securities, at fair value — 12,830 Held-to-maturity securities — 18,076 Cash and cash equivalents 353,679 80,281 Restricted cash 5,326 79,483 Accrued interest receivable 11,933 11,323 Other assets 53,052 32,657 Total Assets $ 4,402,852 $ 4,460,862 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase agreements $ 1,850,845 $ 1,924,021 Securitized debt obligations 928,623 1,041,044 Asset-specific financings 123,091 116,465 Revolving credit facilities — 42,008 Convertible senior notes 270,847 269,634 Senior term loan facilities 205,647 — Dividends payable 11,065 23,063 Other liabilities 77,272 24,491 Total Liabilities 3,467,390 3,440,726 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 and 1,000 shares issued and outstanding, respectively 1,000 1,000 Stockholders’ Equity Common stock, par value $0.01 per share; 450,000,000 shares authorized and 55,205,082 and 54,853,205 shares issued and outstanding, respectively 552 549 Additional paid-in capital 1,057,016 1,048,484 Accumulated other comprehensive (loss) income — 32 Cumulative earnings 80,014 162,076 Cumulative distributions to stockholders (203,120) (192,005) Total Stockholders’ Equity 934,462 1,019,136 Total Liabilities and Stockholders’ Equity $ 4,402,852 $ 4,460,862 30

Condensed Statements of Comprehensive Income

GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (in thousands, except share data)	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
	(unaudited)		(unaudited)	
Interest income:				
Loans held-for-investment	$ 56,783	$ 61,796	$ 180,341	$ 176,594
Loans held-for-sale	774	—	895	—
Available-for-sale securities	119	308	646	927
Held-to-maturity securities	113	530	659	1,804
Cash and cash equivalents	57	810	424	2,228
Total interest income	57,846	63,444	182,965	181,553
Interest expense:				
Repurchase agreements	12,791	17,951	46,742	48,469
Securitized debt obligations	5,431	12,467	21,367	35,880
Convertible senior notes	4,529	4,503	13,570	13,459
Asset-specific financing	901	1,119	2,962	1,717
Revolving credit facilities	217	322	779	1,182
Senior term loan facilities	145	—	145	—
Total Interest Expense	24,014	36,362	85,565	100,707
Net interest income	33,832	27,082	97,400	80,846
Other (loss) income:				
Provision for credit losses	5,300	—	(62,241)	—
Realized losses on sales	(10,019)	—	(16,913)	—
Fee income	595	—	1,117	1,115
Total other (loss) income	(4,124)	—	(78,037)	1,115
Expenses:				
Management fees	3,974	3,801	11,840	11,013
Incentive fees	—	—	—	244
Servicing expenses	914	1,013	3,025	2,671
General administrative expenses	5,808	4,877	24,421	15,499
Restructuring charges	43,682	—	43,682	—
Total expenses	54,378	9,691	82,968	29,427
(Loss) income before income taxes	(24,670)	17,391	(63,605)	52,534
(Benefit from) provision for income taxes	(4)	(1)	(15)	(4)
Net (loss) income	(24,666)	17,392	(63,590)	52,538
Dividends on preferred stock	25	25	75	75
Net (loss) income attributable to common stockholders	$ (24,691)	$ 17,367	$ (63,665)	$ 52,463
Basic (loss) earnings per weighted average common share	$ (0.45)	$ 0.32	$ (1.15)	$ 1.00
Diluted (loss) earnings per weighted average common share	$ (0.45)	$ 0.32	$ (1.15)	$ 1.00
Dividends declared per common share	$ 0.20	$ 0.42	$ 0.20	$ 1.26
Weighted average number of shares of common stock outstanding:				
Basic	55,205,082	54,853,205	55,140,163	52,492,324
Diluted	55,205,082	54,853,205	55,140,163	52,492,324
Comprehensive (loss) income:				
Net (loss) income attributable to common stockholders	$ (24,691)	$ 17,367	$ (63,665)	$ 52,463
Other comprehensive (loss) income, net of tax:				
Unrealized (loss) gain on available-for-sale securities	—	—	—	224
Other comprehensive (loss) income	—	—	—	224
Comprehensive (loss) income	$ (24,691)	$ 17,367	$ (63,665)	$ 52,687

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